Exhibit 99.1

© Copyright 2009 ENDO PHARMACEUTICALS Bank of America and Merrill Lynch 2009 Health Care Conference May 13, 2009 2

© Copyright 2009 3
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
regarding, among other things, the acquisition of Indevus, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future net sales, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,”
“will,” “may,” “intend,” “guidance” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to; the possibility that the acquisition of Indevus is not complementary to Endo; the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products and pipeline products; competition in our industry, including for branded and generic products, and in connection with our acquisition of rights to assets, including intellectual property; government regulation of the pharmaceutical industry; our dependence on a small number of products and on outside manufacturers for the manufacture of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of controlled substances in many of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; our ability to successfully implement our in-licensing and acquisition strategy; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by the government; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total net sales; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the
“off-label” use of our products; the loss of branded product exclusivity periods and related intellectual property; and exposure to securities that are subject to market risk including auction-rate securities the market for which is currently illiquid; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange
Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K for the year ended
December 31, 2008, which was filed with the Securities and Exchange Commission on March 2, 2009. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
Forward-Looking Statement

Sustainable

Virtual Discovery to enhance pipeline

Long-term strategy
Near-term actionable
Current Pain Franchise

Leverage solid base business to generate future growth opportunities

Acquire additional branded and generic therapeutics

ENDO PHARMACEUTICALS

© Copyright 2009 4 Execution of Growth Strategy

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

think™ OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

think™ OPANA®
(oxymorphone HCl) CII

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Frova.
frovatriptan succinate

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

SANCTURA XR™
(trospium chloride extended release capsules)

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

ONCE-YEARLY
VANTAS®
(histrelin implant)

ENDO
PHARMACEUTICALS

© Copyright 2009 5 Solid Base Business – Fuels Future Growth

© Copyright 2009 6
Net Sales ($ In thousands)
Strong Net Sales Performance
24% CAGR
$252.0
$399.0
$595.6
$615.1
$820.2
$909.7
$1,085.6
$1.39B - $1.44B
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2001 2002 2003 2004 2005 2006 2007 2008 2009E
$1,260.5

VANTAS®
(histrelin implant
Each implant contains 50 mg of
to deliver 41 mg of histrelin.
Supprelin® LA
NDC 63481-674-70 100 tablets
Twice-A-Day (every 12 hours)
OPANA® ER
(Oxymorphone Hydrochloride)
Extended-Release Tablets
10 mg
Rx only
Voltaren® Gel
(diclofenac sodium topical gel) 1%
Rx only
Net Wt 100 g

ENDO
PHARMACEUTICALS

© Copyright 2009 7
Diversified Commercial Portfolio
•
Branded  and generic products
•
Multiple therapeutic opportunities
Solid late-stage pipeline
Unique drug delivery technology
Therapeutic Diversification Drives
Growth…Manages Risk

Franchise Value
LIDODERM
OPANA ER
Voltaren Gel
FROVA
Percocet
Complementary Therapeutics
Portfolio of Pain Products

ENDO PHARMACEUTICALS

© Copyright 2009 8
Pain: LIDODERM ® , OPANA ® ER, Voltaren ® Gel
and FROVA ®
Portfolio Build and Timing
OPANA ER:
• Continued strong share growth
• 58% TRx growth YOY
Voltaren Gel:
• Solid TRx growth since 2008 launch
• Launch of 3&5 tube packages in Q1
LIDODERM:
• Support growth in PHN
• Improve Physician targeting
• Strong source of cash flow

Endocrinology
Portfolio of Products
Complementary
Therapeutics
Long-acting
Injectable
Testosterone
SUPPRELIN LA
Franchise Value

ENDO PHARMACEUTICALS

© Copyright 2009
SUPPRELIN LA:
• Central Precocious Puberty Incidence: 1
in every 5,000 – 10,000 children
• SUPPRELIN LA Market Share ~20%
• Increasing marketing support to  grow
share
• Re-implantation rate of ~75%
9
Endocrinology: SUPPRELIN ® LA and
Long-acting Injectable Testosterone
Portfolio Build and Timing

Convenient, consistent treatment with high satisfaction

Launch with PCP and Urology Sales Force

$800M Marketplace

ENDO PHARMACEUTICALS

© Copyright 2009 10
Injectable Testosterone
• 10-week injectable testosterone therapy
• Attractive market growing >21% annually
• PDUFA date of September 2, 2009
• Launch planned for late 2009
Upcoming Product Launch:
Long-acting Injectable Testosterone for hypogonadism

Oncology Portfolio of Products
Complementary Therapeutics
VALSTAR
VANTAS
Franchise Value

ENDO PHARMACEUTICALS

© Copyright 2009 11
Oncology: VANTAS ® and VALSTAR ™
Portfolio Build and Timing
VANTAS:
• 12-month histrelin implant for the
treatment of advanced prostate
cancer
• Prostate cancer: 2
nd
leading cause of
cancer death in American men
• VANTAS Market Share ~2%
• Enhance marketing to grow share

VALSTAR™
(valrubicin) Sterile Solution for Intravesical Instillation

Unmet medical need, FDA drug shortage list since 2002

Launch with Urology Sales Force

Incidence rate of ~15,000 patients per year

ENDO PHARMACEUTICALS

© Copyright 2009 12
VALSTAR
•
Only FDA approved treatment for BCG-refractory bladder cancer in situ when cystectomy is not an option
• Patient prevalence estimated at 30,000+
• Amended sNDA approved in February 2009
• Re-launch scheduled for Q3 2009
Upcoming Product Launch:
VALSTAR
TM
for bladder cancer

Develop and commercialize high value generics

In-license products and API

Leverage implant technology to improve patient compliance and outcomes

ENDO PHARMACEUTICALS

© Copyright 2009 13 Specialty Generics Strategy

© Copyright 2009 14
Grünenthal
•
License to develop and market axomadol in U.S. and Canada
•
Currently in Phase 2 for treatment of chronic pain and diabetic peripheral neuropathic pain
•
Potential safety, efficacy and scheduling advantages
Harvard University
•
Novel pain treatment that targets pain-sensing neurons without affecting motor neurons
Aurigene
•
3-year collaboration to develop new cancer drugs
R&D Collaborations Support Long-term Growth

© Copyright 2009
15
Phase I Phase II Phase III NDA
VALSTAR
™
Bladder Cancer
InjectableTestosterone
Hypogonadism
PRO 2000
Prevention of HIV & other
STDS
Octreotide Implant
Acromegaly
Axomadol
Moderate to moderately severe
chronic pain
Pagoclone*
Stuttering
Octreotide Implant
Carcinoid Syndrome
Approved
Filed
Solid Development Pipeline
* Licensed to Teva Pharmaceuticals

© Copyright 2009 16
•
Diversified revenue stream
•
New products in urology and oncology
•
Two product launches in 2009
•
Efficient and flexible sales force infrastructure
•
Valued development pipeline
•
Solid cash position to support additional BD deals
A compelling growth story….

© Copyright 2009 17 Net sales: $1.39 to $1.44 billion Adjusted diluted EPS: $2.59 to $2.67 2009 Financial Guidance* *There can be no assurance of Endo achieving these results